SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549




                                 FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               September 22, 2003
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Colorado                    0-16203                84-1060803
       --------------              ----------          --------------------
        (State of                  Commission            (I.R.S. Employer
       Incorporation)                File No.            Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption in accordance with the guidance provided in Sec. Release Nos. 33-8216; 34-47853], is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Delta Petroleum Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.
(c) EXHIBITS.
     99.1 - Press Release dated September 22, 2003.

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On September 22, 2003 Delta Petroleum Corporation reported its operating results for the fiscal year ended June 30, 2003. The Press Release is attached hereto as Exhibit 99.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  September 23, 2003             By: /s/ Roger A. Parker
                                          Roger A. Parker, President
















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